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                                                                    EXHIBIT 23.2



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 28, 2001, in Amendment No. 1 to the Registration Statement (Form S-1 File No. 333-60130) and related Prospectus of The UniMark Group, Inc. for the registration of 10,273,972 shares of its common stock.


                                                      ERNST & YOUNG LLP

Fort Worth, Texas
May 14, 2001